UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(All Share Classes)

Supplement dated March 21, 2007

to the Statement of Additional Information dated December 31, 2006

The following sections are hereby added under the heading “Portfolio Manager’s Other Accounts Managed” with respect to the JPMorgan Realty Income Fund:

The following table shows information regarding all of the other accounts managed by Kay Herr as of February 28, 2007:

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Realty Income Fund
Kay Herr	2	$2.7 billion	8	$598 million	6	$461 million

The following table shows information on the other accounts managed by Kay Herr that have advisory fees wholly or partly based on performance as of February 28, 2007:

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Realty Income Fund
Kay Herr	0	0	0	0	1	$266 million

The following section is hereby added under the heading “Ownership of Securities” with respect to the JPMorgan Realty Income Fund:

The following table shows information regarding the ownership of securities of the Realty Income Fund by Kay Herr as of February 28, 2007:

None	$1 - $10,000	$10,001 -$50,000	$50,001 - $100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-RI-SAI-307